UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 24, 2012

PROGUARD ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Florida	000-51921	33-1093761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 SW 26 Terrace, Suite A-8, Fort Lauderdale, FL	33312
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(866) 780-6789

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On May 24, 2012 Proguard Acqusition Corp. issued a press release announcing the closing of the reverse merger with Random Source, Inc.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

99.1          Press release dated May 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGUARD ACQUISITION CORP.

Date: May 24, 2012	By:	/s/ David Kriegstein
David Kriegstein, Chief Executive Officer and President